UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): January 5, 2015 (December 31, 2014)

CAREFUSION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-34273	26-4123274
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

3750 Torrey View Court San Diego, California	92130
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (858) 617-2000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions (see General Instruction A.2. below):

☒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events

As previously announced, on October 5, 2014, Becton, Dickinson and Company (“BD”) entered into an Agreement and Plan of Merger with CareFusion Corporation (“CareFusion”) and Griffin Sub, Inc. (“Merger Corp”), a wholly owned subsidiary of BD, pursuant to which BD would acquire CareFusion in a stock and cash transaction. As disclosed in the definitive proxy statement/prospectus dated December 19, 2014 and forming a part of the registration statement on Form S-4 filed with the SEC by BD and declared effective by the SEC on December 17, 2014, five putative stockholder class action lawsuits, which we refer to collectively as the Delaware actions, were filed against CareFusion, its directors, BD and Merger Corp in the Delaware Court of Chancery under the following captions: Cindy Algase Gradl v. CareFusion Corporation, et al., C.A. No. 10214 (October 8, 2014), Judy Nadler v. CareFusion Corporation, et al., C.A. No. 10239 (October 15, 2014), Helen Meinhardt v. CareFusion Corporation, et al., C.A. No. 10263 (October 21, 2014), Irene Dixon v. CareFusion Corporation, et al., C.A. No. 10266 (October 21, 2014), and Dorothy E. Dorn v. CareFusion Corporation, et al., C.A. No. 10292 (October 28, 2014). Also as previously disclosed in the definitive proxy statement/prospectus, (i) two putative class action complaints (captioned Michael J. Henriques v. CareFusion Corporation, et al., No. 37-2014-00035379-CU-SL-CTL and Washtenaw Cnty. Emps. Ret. Sys. v. CareFusion Corporation, et al., No. 37-2014-00037010-CU-SL-CTL.) were filed on October 17 and 29, 2014 against CareFusion, its directors, BD and Merger Corp in the California Superior Court of San Diego County, which, on December 1, 2014, granted the Defendants’ motion to stay those two actions; and (ii) one putative class action complaint (captioned Stuart J. Levinson v. CareFusion Corporation, et al., No. 114CV272631) was filed against the same defendants on October 30, 2014 in the California Superior Court of Santa Clara County, which, on November 19, 2014, stayed all proceedings in that action until the case management conference scheduled for March 6, 2015. The complaints in these actions allege generally that the members of the board of directors of CareFusion breached their fiduciary duties in connection with the merger by, among other things, carrying out a process that the plaintiffs allege did not ensure adequate and fair consideration to CareFusion stockholders. The complaints further allege that CareFusion, BD and Merger Corp aided and abetted the individual defendants’ breaches of their fiduciary duties. The plaintiffs in these actions seek, among other things, equitable relief to enjoin consummation of the merger, rescission of the merger and/or rescissory damages, and attorneys’ fees and costs.

On December 31, 2014, the parties in the Delaware actions entered into a memorandum of understanding providing for the settlement of the Delaware actions. If the proposed settlement is finally approved by the Delaware Court of Chancery, it will release all claims in all actions, including the Delaware actions and California actions, that were or could have been brought challenging any aspect of the proposed merger or the merger agreement and any disclosure made in connection therewith (excluding any demand for appraisal under Section 262 of the General Corporation Law of the State of Delaware). In connection with the memorandum of understanding, CareFusion will be filing supplemental proxy materials relating to its definitive proxy statement for the special meeting of stockholders scheduled for January 21, 2015, at 8:30 a.m. (Pacific Standard Time) at CareFusion Headquarters, located at 3750 Torrey View Court, San Diego, CA, 92130.

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FORWARD-LOOKING STATEMENTS

This communication contains certain estimates and other forward-looking statements (as defined under Federal securities laws). Forward looking statements generally are accompanied by words such as “will”, “expect”, “outlook” or other similar words, phrases or expressions. These forward-looking statements include statements regarding the estimated or anticipated future results of BD, and of the combined company following BD’s proposed acquisition of CareFusion, the anticipated benefits of the proposed combination, including estimated synergies, the expected timing of completion of the transaction and other statements that are not historical facts. These statements are based on the current expectations of BD and CareFusion management and are not predictions of actual performance. These statements are subject to a number of risks and uncertainties regarding BD and CareFusion’s respective businesses and the proposed acquisition, and actual results may differ materially. These risks and uncertainties include, but are not limited to, the ability of the parties to successfully close the proposed acquisition, including the risk that the required regulatory approvals are not obtained, are delayed or are subject to unanticipated conditions that could adversely affect the combined company or the expected benefits of the transaction; risks relating to the integration of CareFusion’s operations, products and employees into BD and the possibility that the anticipated synergies and other benefits of the proposed acquisition will not be realized or will not be realized within the expected timeframe; the outcome of any legal proceedings related to the proposed merger; access to available financing for the refinancing of BD’s or CareFusion’s debt on a timely basis and reasonable terms; the ability to market and sell CareFusion’s products in new markets, including the ability to obtain necessary regulatory product registrations and clearances; the loss of key senior management or other associates; the anticipated demand for BD’s and CareFusion’s products, including the risk of future reductions in government healthcare funding, changes in reimbursement rates or changes in healthcare practices that could result in lower utilization rates or pricing pressures; the impact of competition in the medical device industry; the risks of fluctuations in interest or foreign currency exchange rates; product liability claims; difficulties inherent in product development, including the timing or outcome of product development efforts, the ability to obtain regulatory approvals and clearances and the timing and market success of product launches; risks relating to fluctuations in the cost and availability of raw materials and other sourced products and the ability to maintain favorable supplier arrangements and relationships; successful compliance with governmental regulations applicable to BD, CareFusion and the combined company; changes in regional, national or foreign economic conditions; uncertainties of litigation, as well as other factors discussed in BD’s and CareFusion’s respective filings with the Securities Exchange Commission (SEC). BD and CareFusion do not intend to update any forward-looking statements to reflect events or circumstances after the date hereof, except as required by applicable laws or regulations.

IMPORTANT INFORMATION FOR INVESTORS

In connection with the proposed transaction, BD filed with the SEC a registration statement on Form S-4 that included a preliminary prospectus of BD and that also constitutes a preliminary proxy statement of CareFusion. The registration statement has been declared effective by the SEC, and the definitive proxy statement/prospectus was delivered to stockholders of CareFusion on or about December 19, 2014. BD and CareFusion also plan to file other relevant documents with the SEC regarding the proposed transaction. INVESTORS ARE URGED TO READ THE DEFINITIVE PROXY STATEMENT/PROSPECTUS (INCLUDING ALL AMENDMENTS AND SUPPLEMENTS THERETO) AND OTHER DOCUMENTS RELATING TO THE MERGER THAT WILL BE FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION. You may obtain a free copy of the registration statement and the definitive proxy statement/prospectus and other relevant documents filed by BD and CareFusion with the SEC at the SEC’s website at www.sec.gov. In addition, you will be able to obtain free copies of these documents by phone, e-mail or written request by contacting the investor relations department of BD or CareFusion at the following: Monique N. Dolecki, Investor Relations – 201-847-5378 Monique_Dolecki@bd.com or Jim Mazzola, Investor Relations – 858-617-1203 Jim.Mazzola@CareFusion.com

PARTICIPANTS IN THE SOLICITATION

BD and CareFusion and their respective directors and executive officers and other members of management and employees may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information about BD’s directors and executive officers is available in BD’s proxy statement dated December 18, 2014, for its 2015 Annual Meeting of Shareholders and subsequent SEC filings. Information about CareFusion’s directors and executive officers is available in CareFusion’s proxy statement dated September 25, 2014, for its 2014 Annual Meeting of Stockholders. Other information regarding the participants in the proxy solicitation and a description of their direct and indirect interests, by security holdings or otherwise, will be contained in the proxy statement/prospectus and other relevant materials to be filed with the SEC regarding the merger when they become available. Investors should read the proxy statement/prospectus carefully when it becomes available before making any voting or investment decisions. You may obtain free copies of these documents from BD or CareFusion as indicated above. This communication shall not constitute an offer to sell or the solicitation of an offer to buy any securities, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CAREFUSION CORPORATION

Date: January 5, 2015	By:	/s/ Joan Stafslien
	Name:	Joan Stafslien
	Title:	Executive Vice President, General Counsel and Corporate Secretary

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